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                                                                    EXHIBIT 10.1

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     This Agreement dated as of April 3, 1998 is entered into by and among Saville Systems PLC, a public limited company incorporated in the Republic of Ireland (the "Company"), and BHA Pty. Ltd. ACN 009 937 606, a company incorporated in Queensland, Australia (the "Purchaser").

     WHEREAS, the Company, Saville Systems Aust. Pty. Ltd. ACN 080 026 551, a company incorporated in Queensland, Australia and a wholly-owned subsidiary of the Company ("Saville Australia"), BHA Computer Pty. Ltd. ACN 068 883 429, a company incorporated in Queensland, Australia and the Purchaser are entering into a Business Acquisition Agreement on the date hereof (the "Acquisition Agreement"), pursuant to which the Company and Saville Australia will acquire the Business (as defined in the Acquisition Agreement); and

     WHEREAS, as a condition to the completion of the transactions contemplated by the Acquisition Agreement, the Company is required to sell, and the Purchaser is required to purchase, Ordinary Shares, $0.0025 nominal value per share, of the Company (the "Ordinary Shares") on the terms set forth herein.

     NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Company and the Purchaser agree as follows:

      1.  Authorization and Sale of Shares.
          --------------------------------

          1.1  Authorization.  The Company has, or before the Closing (as
               -------------
defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 283,698 Ordinary Shares ranking equally with the other Ordinary Shares of the Company.

          1.2  Sale of Shares.  Subject to the terms and conditions of this
               --------------
Agreement, at the Closing the Company will sell and issue to the Purchaser, and the Purchaser will purchase, 283,698 Ordinary Shares for the purchase price of US$49.5126 per share (equal to the average closing sale price of the Company's American Depositary Receipts ("ADRs") on the Nasdaq National Market for the five trading days preceding April 2, 1998). The Ordinary Shares being sold under this Agreement are referred to as the "Shares."

      2.  The Closing.  The closing ("Closing") of the sale and purchase of the
          -----------
Shares under this Agreement shall take place at the offices of Clayton Utz, 125 Adelaide Street, Brisbane, Queensland, Australia at 2:00 p.m. (local time) on April 3, 1998. At the Closing, the Company shall deliver to the Purchaser a facsimile copy of the certificate for the number of Shares being purchased by the Purchaser, registered
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in the name of the Purchaser, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. In addition, at the Closing, the Company shall deliver by facsimile a certification of the Company's registrar and transfer agent certifying as to the truth and accuracy of such facsimile share certificate. The Company has instructed its registrar and transfer agent to deliver by facsimile a copy of the register for the Ordinary Shares which lists the Purchaser as the owner of the Shares to the Purchaser. Such facsimiles shall be sent c/o Minter Ellison (facsimile # 61 7 3229 1066), Attn: W. D. Thompson. The date of the Closing is hereinafter referred to as the "Closing Date."

      3.  Representations and Warranties of the Company.
          ---------------------------------------------

          3.1  Organization and Good Standing. The Company is a corporation duly
               ------------------------------
organized, validly existing and in good standing as a public limited company under the laws of the Republic of Ireland.

          3.2  Issuance of Shares. The issuance, sale and delivery of the Shares
               ------------------
in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and all such Shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable, will have no personal liability attaching to the ownership thereof and will be free and clear of liens, charges, restrictions, claims and encumbrances imposed by or through the Company. Assuming the accuracy of the represenations and warranties of the Purchaser in Section 4 hereof, the issuance of the Shares to the Purchaser pursuant to this Agreement is (i) exempt from registration under the U.S. Securities Act of 1933, as amended (the "Securities Act") and (ii) will not give rise to a public offer within the meaning of the Companies Act (Ireland), 1963 to 1990.

          3.3  American Depositary Receipts. The issuance and delivery of the
               ----------------------------
ADRs against the Shares in accordance with the provisions of the Deposit Agreement (the "Deposit Agreement") between the Company and The Bank of New York, as Depositary, (the "Depositary") have been duly authorized by all necessary corporate action on the part of the Company, and all such ADRs have been duly reserved for issuance. Other than the procedures set forth in the Deposit Agreement, no consent, approval, order or authorization of any third party is required for the deposit of the Shares by the Purchaser with the Depositary. Upon the issuance by the Depositary of the ADRs against the Shares, such ADRs will be duly and validly issued, and the holder of such ADRs will be entitled to the rights specified therein and in the Deposit Agreement.

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      4.  Representations and Warranties of the Purchaser.  The Purchaser
          -----------------------------------------------
represents and warrants to the Company and agrees with the Company as follows:

          4.1 The Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. The Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of acquiring the Shares.

          4.2 The Purchaser has received a copy of a Confidential Offering Memorandum dated March 27, 1998 from the Company (the "Offering Memorandum"). The Purchaser acknowledges that no federal or state agency has made any finding or determination as to the fairness of the terms of this offering. The Shares have not been recommended or endorsed by any federal, state or foreign securities commission or regulatory agency nor have any of the foregoing authorities confirmed the accuracy or determined the adequacy of the Offering Memorandum.

          4.3 The Purchaser is acquiring the Shares for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

          4.4 The Purchaser agrees that the Company may place a legend on the certificates delivered hereunder in substantially the following form:

          "These Shares have not been registered under the Securities Act of 1933, as amended (the 'Securities Act') and may not be offered or transferred by sale, assignment, pledge or otherwise prior to the end of the restricted period specified in Regulation S of the Securities Act, in the United States or to a US person unless the Shares are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Terms used herein that are defined in Regulation S of the Securities Act are used herein as defined therein."

          4.5 The Purchaser is not a U.S. person (as defined in Securities Act Rule 902(k)) and is not acquiring the Shares for the account or benefit of any U.S. person.

          4.6 The Purchaser will resell the Shares only in accordance with (A) the provisions of Regulation S promulgated under the Securities Act, (B) pursuant to an effective registration statement under the Securities Act, or (C) pursuant to an available exemption from registration under the Securities Act.

          4.7 Other than pursuant to an effective registration statement under the Securities Act, the Purchaser will not offer or sell the Shares to a U.S. person or to

                                      -3-
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or for the account or benefit of a U.S. person prior to the expiration of the applicable period under Regulation S under the Securities Act.

          4.8 The Purchaser was represented and advised by counsel in connection with the purchase of the Shares and the execution of this Agreement by the Purchaser.

     5.   Conditions to Closing.
          ---------------------

          5.1 The obligation of the Company and the Purchaser to consummate the transactions contemplated by this Agreement is subject to the execution of the Acquisition Agreement and the completion by each of them of the transactions contemplated thereby.

          5.2 The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the further condition that the representations and warranties of the Purchaser set forth in Section 4 hereof shall be true and correct on and as of the Closing Date.

     6.   Registration Rights.
          -------------------

          6.1  Registration of Shares.  The Company shall file with the United
               ----------------------
States Securities and Exchange Commission (the "SEC") within 15 days following the Closing, a registration statement on Form S-3 covering the resale to the public by the Purchaser of the Shares (the "Registration Statement"). The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as possible. The Company shall cause the Registration Statement to remain effective for a period of 24 months after the Closing or until such earlier time as the Shares then subject to the Registration Statement are freely tradeable pursuant to Rule 144 under the Securities Act without regard to volume limitations or are otherwise freely tradable pursuant to Rule 144(k) under the Securities Act.

          6.2  Limitations on Registration Rights.
               ----------------------------------

          (a) The Company may delay filing the Registration Statement with the SEC in the event that the Company is engaged in or plans to engage in a public offering of its securities, acquisition or any other activity that the Company in good faith determines might be adversely affected by the filing of the Registration Statement; provided such right to delay a filing may not be
                        --------
exercised more than once in any 12 month period and any such delay shall be for not more than 180 days. In addition, the Company may, by written notice to the Purchaser, suspend the Registration Statement and require that the Purchaser immediately cease sales of Shares pursuant to the Registration Statement, in any period during which the Company is engaged in any activity or transaction or preparations or negotiations for

                                      -4-
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any activity or transaction ("Company Activity") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require disclosure of the Company Activity. To the Company's knowledge, none of the events referred to in the first clause of this Section 6.2(a) is occurring as of the date of this Agreement.

          (b) If the Company suspends the Registration Statement or requires the Purchaser to cease sales of Shares pursuant to paragraph (a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of the Registration Statement and/or give written notice to the Purchaser authorizing them to resume sales pursuant to the Registration Statement. If the prospectus included in the Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Purchaser given pursuant to this paragraph (b), and the Purchaser shall make no offers or sales of Shares pursuant to the Registration Statement other than by means of such revised prospectus.

          6.3  Registration Procedures.
               -----------------------

          (a) In connection with the filing by the Company of the Registration Statement, the Company shall furnish to the Purchaser a reasonable number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act.

          (b) The Company shall use its best efforts to register or qualify the Shares covered by the Registration Statement under the securities laws of such states of the United States as the Purchaser shall reasonably request; provided,
                                                                       --------
however, that the Company shall not be required in connection with this
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paragraph (b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          (c) If the Company has delivered preliminary or final prospectuses to the Purchaser and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchaser and, if requested by the Company, the Purchaser shall immediately cease making offers or sales of shares under the Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Purchaser with revised prospectuses and, following receipt of the revised prospectuses, the Purchaser shall be free to resume making offers and sales under the Registration Statement.

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          (d) The Company shall pay all expenses incurred by the Company in complying with this Section 6 including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, United States state securities laws fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the Purchaser's own counsel (if any).

          6.4  Requirements of Purchaser.  The Company shall not be required to
               -------------------------
include any Shares in the Registration Statement unless:

          (a) the Purchaser furnishes to the Company in writing such information regarding the Purchaser, the contemplated distribution of the Shares held by the Purchaser and such other information regarding the proposed sale of Shares by the Purchaser as the Company may reasonably request in writing in connection with such Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities;

          (b) the Purchaser shall have provided to the Company its written agreement:

              (i) to indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or such directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by such Purchaser furnished pursuant to this Section 6.4; and

              (ii) to report to the Company sales made pursuant to the Registration Statement.

          6.5  Indemnification.  The Company agrees to indemnify and hold
               ---------------
harmless the Purchaser against any losses, claims, damages, expenses or liabilities to which the Purchaser may become subject by reason of any untrue statement of a material fact contained in the Registration Statement or any preliminary or final prospectus or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to the Company by or on behalf of the Purchaser for use in the Registration Statement. The Company shall have the right to assume and control the defense and settlement of any claim or suit for which the Company may be responsible for indemnification under this Section 6.5.

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          6.6  Assignment of Rights.  The Purchaser may not assign any of its
               --------------------
rights under this Section 6.

      7.       Additional Covenants of the Company.
               -----------------------------------

          7.1  Listing of the Shares. Promptly after the Closing, and in any
               ---------------------
event prior to the deposit of such Shares by the Purchaser with the Depositary, the Company will file an application to list the ADRs representing the Shares on the Nasdaq National Market. The Company does not know of any reason why the ADRs will not be approved for listing on the Nasdaq National Market. The Company shall pay all expenses incurred by the Company in complying with this Section 7.1.

          7.2  Stamp Duties. The Company shall pay all stamp duties, levies or
               ------------
taxes assessed by or in the Republic of Ireland required to be paid by the Purchaser in connection with the issuance of the Shares.

      8.  Miscellaneous.
          -------------

          8.1  Notices.  All notices, requests, consents, and other
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communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Saville Systems PLC, One Van de Graaff Drive, Burlington, Massachusetts 01803, USA, Attention: Michael Cayer, Esq., or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser;

     If to the Purchaser, at its address set forth on Schedule I, or at such
                                                      ----------
other address or addresses as may have been furnished to the Company in writing by the Purchaser.

     Notices provided in accordance with this Section 6.5 shall be deemed delivered upon personal delivery or three business days after deposit with a reputable international express delivery service.

          8.2  Brokers.  Each of the Company and the Purchaser (i) represents
               -------
and warrants to the other party hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

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          8.3  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          8.4  Amendments and Waivers.  Except as otherwise expressly set forth
               ----------------------
in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 8.4 shall be binding upon each holder of any Shares, each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          8.5  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          6.6  Section Headings.  The section headings are for the convenience
               ----------------
of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          8.7  Severability.  The invalidity or unenforceability of any
               ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          8.8  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware, USA.

                                      -8-
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                              COMPANY

                              SAVILLE SYSTEMS PLC


                              By: /s/ John J. Boyle, III
                                  ----------------------
                                    John J. Boyle, III,
                                    President and Chief
                                    Executive Officer



                              PURCHASER

                              BHA PTY. LTD.


                              By: /s/ John Edward Hendry
                                  ----------------------
                                    Chairman

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